THE MDI KEEPER’S FUND, L.P.

SUBSCRIPTION AGREEMENT
US_ACTIVE-125412688

SUBSCRIPTION INSTRUCTIONS
In order to subscribe to purchase a limited partnership interest (an “Interest”) in The MDI Keeper’s Fund, L.P. (the “Partnership”), each prospective investor (an “Investor”) must take the following actions and return all required documents to the Partnership’s U.S. counsel, Reed Smith LLP (“Fund Counsel”), by email to Aaron Bourke at abourke@reedsmith.com and Grace Park at gpark@reedsmith.com, on or before the relevant closing date. Capitalized terms used but not otherwise defined in these Subscription Instructions shall have the respective meanings given to them in the Partnership’s Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”), which Partnership Agreement will be provided to the Investor under separate cover.
1.Subscription Agreement. The Investor must complete and sign the signature page to the Subscription Agreement below (the “Subscription Agreement”) and return the signed Subscription Agreement to Fund Counsel.
2.Investor Profile Form. The Investor must complete the Investor Profile Form (which is included in the Subscription Agreement after the signature page) and return it to Fund Counsel.
3.Accredited Investor Representation. The Investor must complete the Accredited Investor Representation (which is attached to the Subscription Agreement as Annex A) and return it to Fund Counsel.
4.Benefit Plan Matters Questionnaire. The Investor must complete the Benefit Plan Matters Questionnaire (which is attached to the Subscription Agreement as Annex B) and return it to Fund Counsel.
5.Qualified Purchaser Questionnaire. The Investor must complete the Qualified Purchaser Questionnaire (which is attached to the Subscription Agreement as Annex C) and return it to Fund Counsel.
6.Bad Actor Rule Questionnaire. The Investor must complete the Bad Actor Rule Questionnaire (which is attached to the Subscription Agreement as Annex D) and return it to Fund Counsel.
7.Municipal Advisor Rule Questionnaire. The Investor must complete the Status as Municipal Entity or Obligated Person Questionnaire (which is attached to the Subscription Agreement as Annex E) and return it to Fund Counsel.
8.Notice of Identification Verification. The Investor must complete the Notice of Identification Verification (which is attached to the Subscription Agreement as Annex F) and return it to Fund Counsel along with all requested documentation.
9.Special Representation and Warranty. If the Investor is an entity and cannot make the representations set forth in Section 3(n)(iii) of the Subscription Agreement, the Investor must complete the Special Representation and Warranty (which is attached to the Subscription Agreement as Annex G) and return it to Fund Counsel.
10.Internal Revenue Service Form W-9 / W-8. The Investor must provide Fund Counsel with a copy of a completed and executed applicable Internal Revenue Service Form W-9 or Form W-8, as described in Section 4 of the Subscription Agreement. Blank copies of these forms are available at https://www.irs.gov/forms-instructions.

11.Partnership Agreement Signature Page. The Investor must complete, sign and return to Fund Counsel a counterpart signature page to the agreed form Partnership Agreement, a copy of which is being provided under separate cover. A blank Partnership Agreement signature page is attached hereto as Exhibit A.
12.Payment. The Investor must be prepared to make capital contributions to the Partnership at the times and in the amounts described in the Partnership Agreement. The Investor should make these capital contributions in accordance with the “Wiring Instructions for Investors” set forth below.
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WIRING INSTRUCTIONS FOR INVESTORS
You must transfer your capital contributions to the Partnership from an account in your name
When wiring funds, please note the following:
1.All wire transfers must be in U.S. Dollars and comprised exclusively of immediately available funds. All wire transfers should be sent in accordance with the instructions contained in the applicable Call Notice (as defined in the Partnership Agreement).
2.Please have your bank identify your name on the wire transfer.
3.Your bank’s wiring fees may not be deducted from the amount required to be contributed to the Partnership. Accordingly, you may wish to have your bank charge its wiring fees separately.
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IMPORTANT INFORMATION FOR INVESTORS
1.YOUR SUBSCRIPTION AGREEMENT WILL NOT BE DEEMED COMPLETE UNTIL ALL OF THE REQUIRED DOCUMENTATION LISTED HEREIN IS RECEIVED BY FUND COUNSEL. PLEASE NOTE THAT EXCEPTIONS TO ANY OF THE ABOVE REQUIREMENTS MAY ONLY BE MADE WITH THE CONSENT (SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD) OF THE GENERAL PARTNER.
2.THESE INSTRUCTIONS HAVE BEEN INCLUDED FOR THE CONVENIENCE OF INVESTORS. NO INVESTOR SHOULD SUBSCRIBE TO PURCHASE AN INTEREST UNTIL IT HAS CAREFULLY REVIEWED THE MEMORANDUM (AS DEFINED IN THE SUBSCRIPTION AGREEMENT), THE PARTNERSHIP AGREEMENT AND THE SUBSCRIPTION AGREEMENT AND CONSULTED WITH ITS OWN LEGAL, TAX AND FINANCIAL ADVISORS.
3.THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, TRANSFERRED OR SOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE INTERESTS MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, EXCEPT AS PROVIDED IN THE PARTNERSHIP AGREEMENT. ACCORDINGLY, (1) THE INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY, AS THEY WILL BE SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFERABILITY, AND (2) THE INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE RISKS OF ITS INVESTMENT IN THE INTERESTS FOR AN INDEFINITE PERIOD OF TIME.
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SUBSCRIPTION AGREEMENT
THE MDI KEEPER’S FUND, L.P.
To:    The MDI Keeper’s Fund, L.P. (the “Partnership”)
c/o Legacy Two GP, LLC (the “General Partner”)
107 Abbotsford Court
Durham, NC 27712
Tel: +1 804-397-9791
Email: kim.saunders@mdikeepers.com
Dear Sir or Madam:
Reference is made to the Confidential Private Placement Memorandum of the Partnership dated November 2020 (as supplemented through the date set forth under the Investor’s name below, the “Memorandum”) heretofore furnished to the undersigned subscribing investor (the “Investor”) with respect to the offering of limited partnership interests in the Partnership. Capitalized terms used but not otherwise defined in this Subscription Agreement (as well as the term “person”) shall have the respective meanings given to them in the Amended and Restated Limited Partnership Agreement of the Partnership, as in effect at the time of the Closing referred to in Section 5 below (the “Partnership Agreement”). The Memorandum, the Partnership Agreement, any letter agreement among the Partnership, the General Partner and the Investor dated as of the date of the Closing (the “Side Letter”) and each other item of written material furnished or made available to the Investor by the Partnership, the General Partner or the Investment Advisor prior to the date set forth under the Investor’s name below and marked specifically by the Partnership, the General Partner or the Investment Advisor as having been intended for reliance by the Investor, are sometimes referred to herein collectively as the “Offering Materials”.
The Investor hereby agrees as follows:
Section 1. Applicability of this Agreement. The Investor has executed the signature pages to this Subscription Agreement and upon the execution of such signature pages (or counterparts thereof) by the Partnership and the General Partner, this Subscription Agreement shall constitute a valid and legally binding agreement among the Partnership, the General Partner and the Investor.
The General Partner will notify the Investor of its acceptance or rejection of the application within five (5) Business Days after making a decision regarding the application. For the avoidance of doubt, the Investor's application to subscribe for an interest in the Partnership shall be deemed to be accepted only after the General Partner countersigns this Subscription Agreement.
Section 2. Subscription for a Limited Partnership Interest. Subject to the terms and conditions set forth in this Subscription Agreement and the Partnership Agreement, the Investor hereby subscribes for and agrees to purchase from the Partnership a limited partnership interest (the “Interest”) in the Partnership, in an amount equal to the “Amount of Commitment” (as set forth in the Investor Profile Form below), at a purchase price equal to 100% of such amount, payable in the manner and at the times provided in the Partnership Agreement, and agrees to adhere to and be bound by the Partnership Agreement and become a Limited Partner of the Partnership. The Interest and the limited partnership interests in the Partnership purchased from time to time by Limited Partners other than the Investor are collectively referred to herein as the “Interests.”

Section 3. Representations, Warranties, Covenants and Agreements of the Investor. The Investor hereby represents and warrants to, and agrees with, the Partnership, the General Partner, the Investment Advisor and each other person who acquires Interests from time to time as follows:
(a)Suitability/Review of Offering Materials. The Investor has read, has carefully reviewed and understands the Offering Materials and has consulted with its own attorney, accountant or investment adviser (collectively, the “Investment Representatives”) with respect to the investment in the Interest contemplated hereby and its suitability for the Investor. Any specific acknowledgment set forth below with respect to any statement contained in the Offering Materials shall not be deemed to limit the generality of the representations and warranties contained in this Section 3(a). The Investor understands that the representations, warranties, covenants and agreements made by the Investor in this Subscription Agreement are being relied upon by the Partnership, the General Partner and the Investment Advisor in determining the Investor’s suitability as a purchaser of Interests and the Partnership’s, the General Partner’s and the Investment Advisor’s compliance with applicable securities and other laws.
(b)Risk Factors, Conflicts, Etc. The Investor understands the risks of, and other considerations relating to, a purchase of the Interest, including the risks set forth in the Memorandum, including those disclosed in Section 5 (“Risk Factors”), Section 6 (“Certain Tax Considerations”) and Section 7 (“Legal and Regulatory Considerations”), and has been advised by the General Partner to consult with its own tax, legal, accounting and regulatory advisers in order to fully understand the federal, state, local, and foreign income tax, legal and regulatory consequences of an investment in the Partnership and the Investor has been afforded such opportunity by the General Partner to so consult with its tax, legal, accounting and regulatory advisers.
(c)Purchase for Investment. The Investor is purchasing the Interest for its own account, for investment purposes only, and not as a nominee or agent for the benefit of any other person, and without a view towards resale or distribution thereof, in whole or in part.
(d)Restrictions on Transfer. The Investor understands and acknowledges that: (i) the Interest has not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or under any other applicable securities laws, in reliance on exemptions therefrom and, therefore, the Interest cannot be resold or otherwise disposed of unless it is subsequently registered under the Securities Act and such other applicable securities laws or unless an exemption from such registration is available; (ii) the transfer of the Interest and the substitution of another Limited Partner for the Investor are restricted by the terms of the Partnership Agreement; (iii) the Investor is agreeing not to resell or otherwise dispose of all or any part of the Interest, except as permitted by law, including without limitation all applicable securities laws, and by the terms of the Partnership Agreement; (iv) legends stating that the Interest has not been registered under the Securities Act or any other applicable securities law and setting forth or referring to the restrictions on the transferability of the Interest will be placed on all documents evidencing the Interest, if any, and stop-order or similar instructions prohibiting transfer of the Interest may be placed by the General Partner in the Partnership’s books and records as a means of preventing the sale or disposition of the Interest otherwise than in accordance with the terms of the Partnership Agreement and applicable law; (v) there is no public or other market for the Interest, and it is not anticipated that such a market will ever develop; (vi) the Partnership does not have any intention of registering the Interest under the Securities Act or any other securities law or of supplying any information which may be necessary to enable the Investor to sell the Interest; and (vii) for the foregoing reasons and other reasons, the Investor may be required to retain ownership of the Interest and bear the economic risk of its investment in the Interest until the termination of the Partnership.

(e)Accredited Investor. One or more of the categories set forth in the Accredited Investor Representation attached hereto as Annex A correctly describe the Investor, and the Investor has so indicated by signing or having its authorized representative sign on the blank line following each and every category that so describes it.
(f)Knowledge and Experience. The Investor currently has, and had immediately prior to its receipt of any offer regarding the Interest, such knowledge, experience and acumen in financial and business matters as to be able to evaluate the merits and risks of an investment in the Interest. The Investor has evaluated the merits and risks of investing in the Interest (including without limitation the risk of loss of its entire investment) and has determined that the Interest is a suitable investment for the Investor.
(g)Opportunity to Verify Information. During the course of this transaction, and prior to the purchase of the Interest, the Investor and its Investment Representatives have been furnished with any and all written materials relating to the Partnership or the offering of the Interests that were requested by the Investor and its Investment Representatives, and have been afforded the opportunity to ask questions of the General Partner or the Investment Advisor concerning the Partnership, the General Partner, the Investment Advisor, the Partnership Agreement and the terms and conditions of the offering of the Interests, and all such questions have been answered to the satisfaction of the Investor. The Investor has also had the opportunity to obtain any additional information which it considers necessary to verify the information contained in the Offering Materials. Notwithstanding the foregoing, the Investor and its Investment Representatives have relied only on the Offering Materials.
(h)Merits and Risks of an Investment in the Interest. The Investor has been furnished with and has carefully reviewed the Offering Materials and has not relied, in making an investment in the Interest, on any other offering or private placement memorandum, any other representations, statements or materials or any other information whatsoever furnished by or on behalf of the General Partner, the Investment Advisor or the Partnership. The Investor has examined or has had an opportunity to examine, prior to the date hereof, such other information (which information has not been provided by or on behalf of the Partnership, the General Partner or the Investment Advisor and with respect to which the Partnership, the General Partner and the Investment Advisor take no responsibility and make no representation or warranty) as it deems necessary to evaluate and understand the merits and risks of an investment in the Interest and of becoming a Limited Partner of the Partnership. The Investor understands and acknowledges that: (i) an investment in the Interest involves certain risks, including, without limitation, risk of loss of the Investor’s entire investment, lack of liquidity and substantial restrictions on the transferability of the Interest; (ii) each of the General Partner and the Investment Advisor may receive substantial compensation in connection with the management and operations of the Partnership; (iii) neither the United States Securities and Exchange Commission nor any other governmental agency or authority has passed upon the Interests or made any finding or determination as to the fairness of an investment in the Interests or the accuracy or adequacy of the disclosures made to the Investor by or on behalf of the General Partner or the Partnership or any other person; and (iv) the Investor is not entitled to cancel, terminate or revoke this Subscription Agreement or any of the rights or powers conferred by the Investor herein.
(i)Investment Objectives. The purchase of the Interest by the Investor is consistent with the general investment objectives of the Investor. The Investor has adequate means of providing for the Investor’s current needs and contingencies, has no need for liquidity in connection with its investment in the Interest and at the present time could afford a complete loss of such investment.

(j)No Distribution of Offering Materials. The Investor has not in any manner distributed the Offering Materials received by it or disclosed any of the contents thereof to any person other than its Investment Representatives.
(k)Full Contribution; Default. The Investor understands that, except as otherwise provided in the Partnership Agreement, the Investor may not make less than the full amount of any required Contribution, and that the Partnership Agreement contains default provisions pursuant to which the Investor may (among other things) lose all or a material portion of its investment in the Interest upon a failure by it to make any such required Contribution.
(l)No Actions, Suits or Proceedings. There are no actions, suits or proceedings pending, or, to the knowledge of the Investor, threatened against or affecting the Investor or the assets of the Investor in any court or before or by any U.S. federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined, would impair the ability of the Investor to perform under this Subscription Agreement or the Partnership Agreement as provided herein and therein.
(m)Qualified Client.
(i)As of the Initial Closing Date, the Investor (A) has a net worth that exceeds $2,100,000 or (B) is a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “1940 Act”), and has fully completed Annex C hereto. If the Investor is an entity that would be classified as an “investment company” under Section 3(a) of the 1940 Act but for the Investor’s reliance on the exclusion from the definition of “investment company” contained in Section 3(c)(1) of the 1940 Act (a “Private Investment Company”), each of the Investor’s equity owners is (x) either an entity (other than a Private Investment Company or an entity described in clause (ii) below) or a natural person with, in each case, a net worth in excess of $2,100,000 or (y) a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act. (Instructions to the Investor: For purposes of calculating a natural person’s net worth, include assets held jointly with such person’s spouse but (A) do not include such person’s primary residence as an asset and (B) do not include debt secured by such person’s primary residence as a liability; provided, however, that such person’s net worth must be reduced by (C) any debt secured by his or her primary residence that is in excess of the estimated fair market value of such primary residence as of the Initial Closing Date and (D) any debt secured by his or her primary residence that is in excess of the amount of any such debt that was outstanding 60 days prior to the Initial Closing Date, other than as a result of the initial acquisition of such primary residence.)
(ii)The Investor is not an investment company registered or required to be registered under the 1940 Act and is not a “business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”).
(iii)If the Investor is unable to make any of the representations set forth in paragraphs (i) and (ii) of this Section 3(m), the Investor shall have so indicated to the General Partner and the Investment Advisor in writing and shall have provided the General Partner and the Investment Advisor at least five (5) Business Days prior to the date hereof with evidence (including opinions of outside counsel, if requested by the General Partner or the Investment

Advisor) satisfactory in form and substance to the General Partner and the Investment Advisor relating to compliance with such laws, rules and regulations, and to such other matters, as the General Partner or the Investment Advisor shall request. The representations and warranties set forth in this Section 3(m) shall be deemed repeated and reaffirmed by the Investor as of each date that the Investor is required to make a Contribution to the Partnership.
(n)1940 Act.
(i)General. The Investor understands that the Partnership is not being registered as an “investment company” under the 1940 Act by reason of either: (A) the provisions of Section 3(c)(1) thereof, which excludes from the definition of an investment company any issuer which has not made and does not presently propose to make a public offering of its securities and whose outstanding securities (other than short-term paper) are beneficially owned by not more than 100 persons; or (B) the provisions of Section 3(c)(7) thereof, which excludes from the definition of an investment company any issuer that has not made and does not presently propose to make a public offering of its securities and whose outstanding securities (other than short-term paper) are beneficially owned by persons who, at the time of acquisition of such securities, are “qualified purchasers.” The Investor understands and acknowledges that the General Partner does not have any intention of registering the Partnership as an “investment company” under the 1940 Act. The Investor hereby acknowledges that in order to avoid registering the Partnership as an investment company under the 1940 Act, the General Partner has the right, as provided in the Partnership Agreement, to require any Limited Partner to withdraw from the Partnership in whole or in part.
(ii)“Qualified Purchaser” Status. The Investor has fully completed Annex C hereto, and the information set forth in Annex C hereto is correct. The Investor hereby acknowledges that the Partnership, the General Partner and the Investment Advisor will rely on the information provided by the Investor in Annex C in determining whether the Partnership is exempt from registration as an “investment company” under the 1940 Act by reason of the provisions of Section 3(c)(7) thereof.
(iii)3(c)(1) Status
(A)The Investor, if not a natural person, hereby acknowledges, represents, warrants and agrees that: (A) it is “one person” for purposes of Section 3(c)(1) of the 1940 Act; and (B) if the Investor’s Commitment and the Commitments of any other Limited Partners that are the Investor’s Affiliates together equal or exceed 10% of the aggregate Commitments of all the Partners, the Investor is not an “investment company” as defined in Section 3(a) of the 1940 Act, and the Investor has not relied and does not intend to rely upon either of the exceptions from such definition set forth in Sections 3(c)(1) and 3(c)(7) of the 1940 Act in order to avoid being classified as an investment company. The Investor hereby acknowledges that the Partnership, the General Partner and the Investment Advisor will rely on the representations made by the Investor in this Section 3(n) in determining whether the Partnership is exempt from registration as an “investment company” under the 1940 Act by reason of the provisions of Section 3(c)(1) thereof.

(B)The Investor has not been formed, organized, reorganized, capitalized or recapitalized for the purpose of acquiring the Interest. The Investor’s Commitment is not more than 40% of the Investor’s total assets or, if the Investor is a private investment fund with binding, unconditional capital commitments from the Investor’s partners or members, not more than 40% of the Investor’s committed capital. The Investor’s equity holders, partners, members or other beneficial owners do not have and will not have individual discretion as to their participation or non-participation through the Investor in (A) the Investor’s purchase of an Interest or (B) particular investments made by the Partnership. The Investor is not a participant-directed defined contribution plan.
(iv)If the Investor is unable to make any of the representations set forth in paragraph (iii) of this Section 3(n), the Investor shall so indicate to the General Partner in writing and shall, prior to the date hereof, (x) complete Annex G and (y) provide the General Partner with any additional evidence (including opinions of outside counsel, if requested by the General Partner) satisfactory in form and substance to the General Partner relating to compliance with the Securities Act, the 1940 Act, the Investment Advisers Act and such other matters as the General Partner shall request. The representations and warranties set forth in this Section 3(n) shall be deemed repeated and reaffirmed by the Investor as of each date that the Investor is required to make a Contribution to the Partnership.
(o)Employee Benefit Plans. In the event that the Investor is (i) an “employee benefit plan” (as such term is defined in Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and is subject to Part 4 of Title I of ERISA (an “Employee Benefit Plan”), (ii) a “plan” (as such term is defined in Section 4975(e)(1) of the Code) to which the provisions of Section 4975 of the Code are applicable (a “Plan”), (iii) any other person, any of the assets of which, or held by which, constitute, under applicable law, assets of an Employee Benefit Plan or Plan, or (iv) a plan or arrangement subject to law substantially similar to Part 4 of Title I of ERISA or Section 4975 of the Code (“Similar Law”), the Investor represents that: (1) assuming that the assets of the Partnership do not constitute “plan assets” for purposes of ERISA or Similar Law, its purchase of the Interest will not be (A) a “prohibited transaction” under ERISA or the Code or (B) a violation of Similar Law; (2) it has been informed of and understands the investment objectives, policies and strategies of the Partnership; (3) assuming that the assets of the Partnership do not and will not constitute “plan assets” for purposes of ERISA or Similar Law, the investment of the Investor’s assets in the Interest is consistent with the provisions of applicable law including, without limitation, ERISA, Section 4975 of the Code or Similar Law, and is consistent with all instruments governing the investment of such Investor’s assets; and (4) the Investor’s decision to invest in the Interest was made by plan fiduciaries independent of the Partnership, the General Partner, the Investment Advisor and their respective employees, representatives, agents or affiliates, which fiduciaries are duly authorized to make such investment decisions and, in making such decision with respect to the Interest, have not relied on any advice or recommendation of the Partnership, the General Partner, the Investment Advisor or any of their respective employees, representatives, agents or affiliates. The information set forth in Annex B hereto, which has been fully completed by the Investor, is true and correct.
(p)Final Form of Agreements. The Investor understands and acknowledges that its investment in the Interest will be subject to the terms and conditions of this Subscription Agreement and the Partnership Agreement, as the same may be amended, supplemented or otherwise modified from time to time thereafter in accordance with their respective terms.

(q)Organization, Power and Authority. In the event that the Investor is a corporation, trust, partnership, limited liability company or other entity, the Investor is duly and validly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has all requisite power and authority under its constitutive documents and such laws to execute and deliver this Subscription Agreement, the Partnership Agreement and the Side Letter (if any), and to perform its obligations hereunder and thereunder.
(r)Execution; Enforceability. Each of this Subscription Agreement, the Partnership Agreement and the Side Letter (if any) has been duly authorized, executed and delivered by the Investor and, assuming the due authorization, execution and delivery hereof and thereof by the General Partner, the Partnership (in the case of this Subscription Agreement and the Side Letter) and the other Limited Partners (in the case of the Partnership Agreement), is a valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity.
(s)No Conflict with Other Instruments, Laws. The execution and delivery by the Investor of this Subscription Agreement, the Partnership Agreement and the Side Letter (if any), the performance by the Investor of its obligations under this Subscription Agreement, the Partnership Agreement and the Side Letter (if any), and the consummation of the transactions contemplated hereby and thereby, do not and will not result in a violation of, constitute a default or require notice or consent under, or conflict with, any term of the Investor’s constitutive documents or any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, law, rule or regulation applicable to the Investor or any of its properties or assets.
(t)Certain Tax Matters. The Investor acknowledges and understands that the Partnership has been organized, and has been and will be managed, so as to qualify for the benefit of a safe harbor under Section 7704 of the Code from “publicly traded partnership” status, the effect of which will be to restrict the transferability of the Interest. If the Investor is a partnership, grantor trust or “S corporation” (in each case, as defined in the Code), then less than 50% of the aggregate value of any beneficial owner’s interest in the Investor is attributable to the Investor’s (direct or indirect) ownership of an Interest in the Partnership.
(u)Bank Holding Company Act; International Banking Act. Except as otherwise indicated by the Investor on its signature page hereto, the Investor (i) is not subject to the United States Bank Holding Company Act of 1956, as amended (the “BHCA”), and is not directly or indirectly “controlled” (as that term is defined in the BHCA) by a person that is subject to the BHCA, (ii) is not subject to the International Banking Act of 1978, as amended, and (iii) is not a “banking entity” as such term is defined under Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act as implemented by the final implementing regulations (12 C.F.R. Part 248) issued by the Board of Governors of the Federal Reserve System on December 10, 2013 (the “Dodd-Frank Act”).
(v)Counsel to the General Partner and/or the Investment Advisor Does Not Represent the Investor. The Investor understands and acknowledges that Reed Smith LLP and any other law firm engaged by the General Partner and/or the Investment Advisor represents only the General Partner and/or the Investment Advisor and does not represent or owe any duty to the Investor, in connection with this Subscription Agreement, the Partnership Agreement, the Side Letter (if any)

and the offering of Interests in the Partnership. The Investor understands and acknowledges that no independent counsel has been retained to represent the Limited Partners, and further acknowledges that it has had, or has had the opportunity to have, its own counsel represent it in connection with this Subscription Agreement, the Partnership Agreement, the Side Letter (if any) and the offering of the Interest.
(w)No Operating History; Reliance. The Investor understands that the Partnership has no financial or operating history prior to the Initial Closing Date.
(x)Disclosure. The Investor understands and agrees that each of the Partnership, the General Partner, the Investment Advisor and their respective Affiliates may present this Subscription Agreement and the information provided in answers to this Subscription Agreement to such parties (such as attorneys, auditors, brokers, regulators and governmental authorities) as it deems necessary or advisable to facilitate the acceptance and management of the Investor’s Commitment and Contributions, including but not limited to (i) in connection with anti-money laundering and similar laws, (ii) if called upon to establish (x) the availability under any applicable law of an exemption from registration of the Interests or (y) compliance with applicable law and any relevant exemptions thereto by the Partnership, the General Partner, the Investment Advisor or any of their respective Affiliates, or (iii) if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Partnership, the General Partner, the Investment Advisor or any of their respective Affiliates is a party. The Investor understands and agrees that each of the Partnership, the General Partner, the Investment Advisor and their respective Affiliates may also release information about the Investor if directed to do so by the Investor, if compelled to do so by law or in connection with any government or self-regulatory organization request or investigation.
(y)Notification. The Investor agrees to notify the General Partner and the Investment Advisor promptly if any representation or warranty contained in this Subscription Agreement, including any information provided to the General Partner or the Investment Advisor pursuant to the provisions hereof, the Investor Profile Form, or Annex A, Annex B, Annex C, Annex D, Annex E, Annex F or (if applicable) Annex G hereto, becomes untrue prior to or after the Closing. The Investor agrees promptly to provide such information and execute and deliver such documents, as the General Partner or the Investment Advisor may request from time to time prior to or after the Closing (i) to determine the eligibility of the Investor to acquire the Interest, (ii) to verify the accuracy of the Investor’s representations and warranties herein, (iii) to enable the General Partner, the Investment Advisor or the Partnership to comply with any law or regulation to which it may be subject, (iv) to determine the eligibility of the Investor to hold the Interest or (v) to enable the General Partner or the Investment Advisor to determine the Partnership’s, the General Partner’s or the Investment Advisor’s compliance with applicable regulatory requirements or the tax status of the Partnership.
(z)U.S. Patriot Act Confirmation.
(i)The Investor represents that neither it nor, to its knowledge, any person controlling, controlled by or under common control with it, nor any person having a beneficial interest in it:
(A)is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property

and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism)1;
(B)is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (“OFAC”) or any other sanctions program maintained by OFAC2;
(C)is a non-U.S. shell bank3 or providing banking services indirectly to a non-U.S. shell bank;
(D)is a senior non-U.S. political figure or an immediate family member or close associate4 of such figure; or
(E)is otherwise prohibited from investing in the Partnership pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (A) through (E) together, a “Prohibited Investor”).
(ii)The Investor agrees to provide to the General Partner and the Investment Advisor, promptly upon request, all information that the General Partner or the Investment Advisor deems necessary or appropriate to comply with applicable U.S. and non-U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.
(iii)The Investor consents to the disclosure to U.S. and non-U.S. regulators and law enforcement authorities by the General Partner, the Investment Advisor and their respective Affiliates and agents of such information about the Investor as the General Partner or the Investment Advisor deems necessary or appropriate to comply with applicable U.S. and non-U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.
(iv)The Investor represents and warrants that it has conducted reasonably thorough due diligence with respect to all of its beneficial owners in order to (A) identify all of its beneficial owners and (B) verify the identity of all of its beneficial owners.
(v)The Investor represents and warrants that it will retain evidence of any such due diligence and identities, consistent with customary and appropriate document retention policies. For purposes of the preceding clause (iv) and this clause (v), it is understood and agreed that for any Investor that is a Publicly Traded Company or an ERISA Partner, the term “beneficial owner” shall exclude the investors and beneficiaries of such Publicly Traded Company or such ERISA Partner, respectively. “Publicly Traded Company” shall mean a person whose securities are listed on a national securities exchange or quoted on an automated quotation system in the U.S., or a wholly-owned subsidiary of such a person.
1 This information may be found online at www.treas.gov
2 This information may be found online at www.treas.gov/ofac
3 A non-U.S. shell bank is a non-U.S. bank without a physical presence in any country.
4 For purposes of clause (D), a “close associate” of a senior non-U.S. political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior non-U.S. political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

(vi)The Investor acknowledges that if, following its admission to the Partnership as a Limited Partner (A) the General Partner reasonably believes that the Investor is a Prohibited Investor or is otherwise engaged in suspicious activity or (B) the Investor refuses to promptly provide all information that the General Partner or the Investment Advisor requests, then in each case the General Partner shall have the right (and may be obligated) to prohibit additional Contributions by the Investor, segregate the assets constituting the Investor’s investment in the Partnership in accordance with applicable regulations or immediately require the Investor to withdraw from the Partnership. The Investor further acknowledges that the Investor shall have no claim against the General Partner, the Partnership, the Investment Advisor or any of their respective Affiliates or agents for any form of damages as a result of any of the actions described in the preceding sentence.
(aa)Accuracy of Information. The Investor agrees that all information provided by it or on its behalf to the General Partner or the Investment Advisor pursuant to the provisions hereof, the Investor Profile Form, or Annex A, Annex B, Annex C, Annex D, Annex E, Annex F or (if applicable) Annex G shall be true, accurate and correct in all respects.
(bb)Beneficial Owner. If the Investor is acting as agent, representative or nominee for any other person or persons (each such other person, a “Beneficial Owner”), the Investor acknowledges and agrees that the representations, warranties and agreements made herein are made by the Investor (i) with respect to the Investor and (ii) with respect to each Beneficial Owner. The Investor further represents and warrants that it has all requisite power and authority from said Beneficial Owner(s) to execute and perform the Investor’s obligations under this Subscription Agreement, the Partnership Agreement and the Side Letter (if any).
(cc)Additional Representations (Non-U.S. Persons Only). If the Investor is not a U.S. Person (as defined below), then the Investor shall check the box so indicating on the Investor’s signature page hereto, and the Investor hereby represents and warrants to, and agrees with, the Partnership, the General Partner the Investment Advisor and each other person who acquires Interests from time to time as follows:
(i)The Investor is not a “U.S. Person” and is not acquiring the Interests for the account or benefit, directly or indirectly, of any “U.S. Person”. As used herein, the term “U.S. Person” shall mean (i) any U.S. citizen (other than a permanent U.S. non-resident), or any natural person resident in the United States; (ii) any partnership, corporation or other entity created, organized or incorporated in or under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by “accredited investors” (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts. As used herein, the term “United States” shall mean the United States of America, its territories and possessions, which include Puerto Rico, the U.S. Virgin Islands, American Samoa, Guam, Wake Island and the Northern Mariana Islands, any state of the

United States, and the District of Columbia. The Investor agrees to transfer the Interest only as permitted by the terms of the Partnership Agreement and in accordance with the provisions of Regulation S under the Securities Act, it being understood that the General Partner shall not consent to any transfer of the Interest not made in accordance with the provisions of Regulation S under the Securities Act and that any such transfer shall be null and void.
(ii)Except for offers and sales to discretionary or similar accounts held for the benefit or account of a non-U.S. Person by a U.S. dealer or other professional fiduciary, all offers to sell and offers to buy the Interest were made to or by the Investor while the Investor was outside the United States and, at the time that the Investor’s order to buy the Interests was originated (and at the time this Subscription Agreement was executed by the Investor), the Investor was outside the United States.
The representations and warranties set forth in this Section 3 are true and correct as of the date hereof, shall be true and correct as of the Closing (and, in the case of the representations and warranties with respect to the Investor set forth in subsections (j), (l), (m), (n), (o), (p), (q), (r) (s), (t), (u), (z), (aa), (bb) and (cc)(i) of this Section 3 shall be true and correct for so long as the Investor holds all or any part of the Interest), and shall survive the Closing pursuant to Section 5 hereof. The acknowledgements and agreements set forth in this Section 3 shall survive the Closing pursuant to Section 5 hereof, and the Investor shall comply with such agreements for so long as the Investor holds all or any part of the Interest.
Section 4. Tax Forms.
(a)If the Investor is a “United States person” as defined in Section 7701(a)(30) of the Code (a “U.S. Tax Person”), the Investor agrees to deliver to the General Partner, on or prior to the date of the Closing (as defined below), an accurate and complete signed copy of Internal Revenue Service Form W-9 (available at https://www.irs.gov/forms-instructions) (or any successor form thereto), and such other related forms (including, without limitation, any certificate with respect thereto) as the General Partner may request. In addition, (i) if the General Partner informs the Investor that a change in law renders the previous form inaccurate or incomplete in any material respect, or otherwise requires an update to the previous form, the Investor shall (subject to the last sentence of this paragraph) deliver promptly to the General Partner an accurate and complete signed copy of an updated Form W-9 (or any successor form thereto), and (ii) if at any time that a change in factual circumstances renders the previous form inaccurate or incomplete in any material respect, or otherwise requires an update to the previous form, the Investor shall (subject to the last sentence of this paragraph) deliver promptly to the General Partner an accurate and complete signed copy of an updated Form W-9 (or any successor form thereto). In either case, the Investor shall inform the General Partner promptly if the result of the change in circumstances or law is that the Investor no longer may provide such form.
(b)If the Investor is not a U.S. Tax Person, it agrees to deliver to the General Partner, on or prior to the date of the Closing, an accurate and complete signed copy of an applicable Internal Revenue Service Form W-8 (available at https://www.irs.gov/forms-instructions) (or any successor form thereto), and such other related forms (including, without limitation, any certificate with respect thereto) as the General Partner may request. In addition, (i) if the General Partner informs the Investor that a change in law renders the previous form inaccurate or incomplete in any material respect, or otherwise requires an update to the previous form, the Investor shall (subject to the last sentence of this paragraph) deliver promptly to the General Partner an accurate and complete signed copy of an updated applicable Form W-8 (or any successor form thereto), and (ii) if at any time that a change in factual circumstances renders the previous form inaccurate or incomplete in any material respect, or otherwise requires an update to the previous form, the Investor shall (subject to the last sentence of this paragraph) deliver promptly to the General Partner an accurate and complete signed copy of an updated applicable Form W-8 (or any successor form thereto). In either case, the Investor shall inform the General Partner promptly if the result of the change in circumstances or law is that the Investor no longer may provide such form.
(c)The Investor agrees to provide the General Partner at the time or times prescribed by applicable law and at such other time or times requested by the General Partner with (i) any information as is necessary (in the sole determination of the General Partner) for the General Partner to determine whether the Investor is a U.S. Tax Person or a United States owned foreign entity as defined in Section 1471(d)(3) of the Code (a “United States owned foreign entity”) and (ii) any additional information and documentation that the General Partner requests as is necessary (in the sole determination of the General Partner) for the General Partner to ensure that the General Partner and the Partnership comply with their obligations (if any) under Sections 1471 through 1474 of the Code and any current or future United States Treasury regulations or official interpretations thereof. If the Investor is a U.S. Tax Person or a United States owned foreign entity, the Investor also hereby agrees to (A) provide the General Partner and the Partnership its name, address, U.S. taxpayer identification number and, if such Investor is a United States owned foreign entity, the name, address and taxpayer identification number of each of its “substantial United States owners” (as defined in Section 1473(2) of the Code) and any other information requested by the General Partner promptly following any such request and (B) update any information provided pursuant to clause (A) promptly upon becoming aware that any such information previously provided has become obsolete or incorrect or that such update is otherwise required. The Investor acknowledges and agrees that the Partnership may provide such information and any other information concerning its investment in the Interest to the U.S. Internal Revenue Service or other applicable taxing authorities.
Section 5. Closing and Contribution.
(a)Closing. Subject to Section 9 below, the closing (the “Closing”) of the sale and purchase of the Interest shall take place on such date and at such place as shall be selected by the General Partner. As soon as practicable following the Closing, the General Partner shall deliver to the Investor a counterpart signature page of the Partnership Agreement, which shall be executed by the Investor and the General Partner, a copy of the fully-executed Partnership Agreement, and a counterpart of this Subscription Agreement, which shall be executed by the Investor, the General Partner and the Partnership.
(b)Contribution. Subject to the terms and conditions of the Partnership Agreement, the initial Contribution of the Investor for the purchase of the Interest, and each subsequent Contribution, shall take place at such time and in such manner as are specified in the Partnership Agreement.
Section 6. Agreements with Other Limited Partners. Each of the General Partner and the Partnership represents that each other Limited Partner admitted to the Partnership as a Limited Partner at the Closing (or at any prior or subsequent closing for the sale and purchase of Interests from the Partnership) has executed and delivered, or will execute and deliver, a subscription agreement in which each such other Limited Partner agrees to subscribe for and purchase Interests from the Partnership and makes representations, warranties and agreements which are comparable in scope to those made by the Investor in Section 3 hereof. The purchases of Interests by the Investor and such other Limited Partners are to be separate purchases from the Partnership, and the sales of Interests to the Investor and such other Limited Partners are to be separate sales by the Partnership. This Subscription Agreement and such other subscription agreements are sometimes collectively referred to herein as the “Subscription Agreements.”
Section 7. Partnership Agreement. The Investor acknowledges receipt of the agreed form Partnership Agreement as in effect at the time of the Closing, and hereby specifically accepts, adopts and agrees to adhere to and be bound by each and every provision thereof.
Section 8. Indemnification. The Investor agrees to indemnify and hold harmless the Partnership, the General Partner, the Investment Advisor, their respective Affiliates, officers, directors, managers, employees, members and partners and anyone acting on behalf of the Partnership, the General Partner or the Investment Advisor from and against all Losses which any of them may incur by reason of the failure of the Investor to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of any of the covenants, agreements, representations or warranties made by the Investor herein or otherwise in connection with the Partnership.
Section 9. Rejection of Subscription. Unless otherwise agreed in writing by the General Partner, the Investor’s Commitment shall not be less than US$10,000,000. The Investor acknowledges and confirms that the General Partner has the right, in its sole discretion, to accept or reject the subscription for the Interest contained in this Subscription Agreement, in whole or in part, at any time prior to the Closing for any reason.
Section 10. Survival of Covenants, Agreements, Representations and Warranties. All covenants, agreements, acknowledgments, representations and warranties of the parties contained herein shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by or on behalf of the Investor, the Partnership, the General Partner or any other person, the sale and purchase of the Interest and payment therefor and the admission of the Investor as a Limited Partner of the Partnership.
Section 11. Expenses. Except as otherwise provided in the Partnership Agreement with respect to Organizational Expenses, each party hereto shall pay its own expenses relating to this Subscription Agreement and the purchase and sale of the Interest hereunder.
Section 12. Privacy Notice. If a natural person (or an entity that is an “alter ego” of a natural person (e.g., a revocable grantor trust, an individual retirement account or an estate planning vehicle)), the Investor acknowledges that it has received, read and understood the initial privacy notice with respect to the Investment Advisor’s and General Partner’s collection and maintenance of non-public personal information regarding the Investor.
Section 13. Bad Actor Rule Compliance. Neither the Investor, nor any person who for purposes of Rule 506(d) and Rule 506(e) under the Securities Act (collectively, the “Bad Actor Rule”) beneficially owns or will beneficially own the Investor’s interest in the Partnership, is subject to any conviction, order, judgment, decree, suspension, expulsion or bar described in the Bad Actor Rule, whether it occurred or was issued before, on or after September 23, 2013, and agrees that it will notify the General Partner promptly upon becoming aware that the foregoing is not, or is no longer, correct. The Investor has fully completed Annex D hereto, and the information set forth in Annex D hereto is true and correct.

Section 14. Municipal Advisor Rules. The Investor understands that the Investor must provide the General Partner with information necessary to determine whether the Investor is a “municipal entity” or an “obligated person” as those terms are defined in Section 15B(e) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), for purposes of compliance with the U.S. Securities and Exchange Commission’s Municipal Advisor Rules. The Investor has fully completed Annex E hereto, and the information set forth in Annex E hereto is true and correct.
Section 15. General Provisions.
(a)Notice. All notices, requests and other communications required or permitted to be given by or to any party hereto pursuant to this Subscription Agreement shall be in writing and delivered (i) in person, by registered or certified mail or by private courier, (ii) by facsimile or (iii) by electronic mail. Unless otherwise specifically provided in this Subscription Agreement, a notice shall be deemed to have been effectively given (w) if transmitted by electronic mail, on the date when delivery is confirmed by electronic receipt or another method (x) on the date of sending, if transmitted by facsimile, (y) on the second (2nd) Business Day after being mailed by registered or certified mail or sent by courier to the proper address, or (z) on the date of delivery, if delivered in person.
All such notices, requests and other communications shall be addressed, in each case:
(A)If to the Partnership or the General Partner, to:
Legacy Two GP, LLC
107 Abbotsford Court
Durham, NC 27712
Attention: Kim Saunders
Email: kim.saunders@mdikeepers.com
With a copy to:
Reed Smith LLP
599 Lexington Avenue
New York, NY 10022
Attention: James A. Mercadante, Esq.
Email: jmercadante@reedsmith.com
or to such other address, email address or facsimile number as the General Partner shall provide in writing from time to time;
(B)If to the Investment Advisor, to:
Legacy Two Advisors, LLC
107 Abbotsford Court
Durham, NC 27712
Attention: Kim Saunders
Email: kim.saunders@mdikeepers.com

With a copy to:
Reed Smith LLP
599 Lexington Avenue
New York, NY 10022
Attention: James A. Mercadante, Esq.
Email: jmercadante@reedsmith.com
or to such other address, email address or facsimile number as the Investment Advisor shall provide in writing from time to time; and
(C)If to the Investor, to the address, email address or facsimile number set forth in the Investor’s completed Investor Profile Form, or to such other address, email address or facsimile number as the Investor shall provide in writing from time to time.
(b)Binding Nature; Third Party Beneficiaries. This Subscription Agreement shall (i) be binding upon the Investor, the Partnership and the General Partner and their legal representatives, successors and permitted assigns thereof and (ii) if the Investor consists of more than one person, be binding upon the joint and several obligations of all such persons. No person other than the parties hereto shall have any rights under or in respect of this Agreement, except that the indemnified Persons specified in Section 8 hereof shall be entitled to the benefits of, and to enforce their respective rights under, such Section.
(c)Amendments. Neither this Subscription Agreement nor any term hereof may be amended, waived, terminated or otherwise modified except with the written consent of the Investor, the Partnership and the General Partner.
(d)No Assignment. The Investor shall not assign or otherwise transfer this Subscription Agreement or any of the Investor’s rights or obligations hereunder to any other person, and any such purported assignment or transfer shall be null and void.
(e)Counterparts; Electronic Signatures. This Subscription Agreement may be executed in multiple counterparts by the parties hereto. All counterparts so executed shall constitute one valid and binding agreement among the Investor, the General Partner and the Partnership (and, to the extent of their rights as third party beneficiaries hereunder, the indemnified persons specified in Section 8), notwithstanding that all parties are not signatories to the original or the same counterpart. Each counterpart shall be deemed an original signature page to this Subscription Agreement, all of which together shall constitute one agreement to be valid as of the date of this Subscription Agreement. Documents executed, scanned and transmitted by facsimile, email or any other electronic means and electronic signatures shall be deemed original signatures for the purposes of this Subscription Agreement and all matters related hereto, with such scanned and electronic signatures having the same legal effect as original signatures. This Subscription Agreement and any other document necessary for the consummation of the transactions contemplated by this Subscription Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on each party as if it were physically executed.

(f)Severability. If any provision of this Subscription Agreement is determined to be invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability, and shall be deemed modified to conform with such applicable law. Any provision hereof which may be deemed invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.
(g)Governing Law. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any rules or principles of conflicts of law that would cause the application of the laws of any jurisdiction other than the State of Delaware.
(h)Dispute Resolution. The parties agree to submit to the non-exclusive jurisdiction of the courts of the State of Delaware for the purposes of all legal proceedings arising out of, or relating to, this Subscription Agreement or the transactions contemplated by it. The parties to this Subscription Agreement irrevocably waive any objection which they now or hereafter have to the laying of venue of any such action or proceeding brought in the aforesaid courts.
(i)Entire Agreement. Each of the Investor Profile Form, Annex A, Annex B, Annex C, Annex D, Annex E, Annex F, (if applicable) Annex G and Exhibit A is a part of this Subscription Agreement. This Subscription Agreement, together with the Investor Profile Form, Annex A, Annex B, Annex C, Annex D, Annex E, Annex F, (if applicable) Annex G and Exhibit A hereto, the Partnership Agreement and the Exhibits and Schedules thereto, and the Side Letter (if any), supersede any and all oral or written agreements or understandings heretofore made, and contain the entire agreement of the parties hereto, with respect to their subject matter.
(j)Section Headings. Captions in this Subscription Agreement are for convenience only and do not define, limit or otherwise affect any term of this Subscription Agreement. Unless the context otherwise expressly requires, all references herein to Sections are to Sections of this Subscription Agreement
[Signature pages follow]

SUBSCRIPTION AGREEMENT SIGNATURE PAGE (INVESTOR)
(THE INVESTOR MUST COMPLETE THIS SECTION)
The undersigned agrees that the execution of this signature page constitutes the execution and delivery of this Subscription Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of_____________, 20 .

INDIVIDUAL	ENTITY

Signature	Print Name of Entity

By:
Print Name	Authorized Signatory

Additional Investor Signature (for jointly held Interests)	Print Name and Title

Print Name

•Non-U.S. Person: Please check this box if you are not a U.S. Person (as defined in Section 3(cc)(i) of this Subscription Agreement):	☐

•Fund of Funds: Please check this box if you are a fund of funds:	☐

•Bank Holding Company: Please check this box if you are subject to the BHCA or you are directly or indirectly “controlled” (as that term is defined in the BHCA) by a person that is subject to the BHCA:
☐

•International Banking Act: Please check this box if you are subject to the International Banking Act of 1978, as amended:	☐

•Banking Entity: Please check this box if you are a “banking entity” as defined under Section 619 of the Dodd-Frank Act:	☐
Signature Page to The MDI Keeper’s Fund, L.P. Subscription Agreement
(Page 1 of 2)

SUBSCRIPTION AGREEMENT SIGNATURE PAGE
(THE GENERAL PARTNER AND THE PARTNERSHIP)
The undersigned hereby accept the Investor’s Commitment in an amount equal to US$ ___________.
IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement this ___ day of ______________, 20_.

General Partner:		Partnership:

LEGACY TWO GP, LLC	THE MDI KEEPER’S FUND, L.P.

	By:	Legacy Two GP, LLC, its General Partner

By:		By:
Name:		Name:
Title:		Title:
Signature Page to The MDI Keeper’s Fund, L.P. Subscription Agreement
(Page 2 of 2)

INVESTOR PROFILE FORM
ALL INVESTORS MUST COMPLETE THIS INVESTOR PROFILE FORM (3 PAGES).

Name of Investor (Please Print or Type)
US$
Amount of Commitment (please set forth numerically and in writing)

Tax I.D. Number/Other Government Issued I.D. Number

Type of Investor—Please check one:
☐		Individual				☐	Corporation	☐	Trust
☐		Joint Tenants (with Rights of Survivorship)				☐	Partnership	☐	Other - specify:

Full Mailing Address (Exactly as it should appear on labels):

☐ Mr.	☐	Mrs.	☐	Ms.	☐	Miss	☐ Dr.	☐	Other

				—					—
Telephone Number							Fax Number

E-mail Address

Residence (if an individual) or Address of Principal Place of Business (if an entity), if different from above:

				—					—
Telephone Number							Fax Number

E-mail Address
COMMUNICATIONS TO INVESTOR
Please send all courier communications to (Initial one):

________	Mailing Address
Initial here
________	Residence or Principal Place of Business Address
Initial here

INVESTOR PROFILE FORM (CONTINUED)
In addition, please send a copy of all communications to (if applicable):

☐	Mr.	☐	Mrs.	☐	Ms.	☐	Miss	☐	Dr.	☐	Other

					—						—
Telephone Number								Fax Number

E-mail Address

☐	Mr.	☐	Mrs.	☐	Ms.	☐	Miss	☐	Dr.	☐	Other

					—						—
Telephone Number								Fax Number

E-mail Address
GENERAL ELIGIBILITY REQUIREMENTS
The Investor hereby warrants and represents that: (Please initial one and complete blanks)

________	1.	If an individual, the Investor is of legal age and is a:
Initial
		citizen of:

		resident of:

OR

_______	2.	If a corporation, partnership, trust or other legal entity, the Investor is:
Initial
		organized under the laws of:

		on (insert date of organization):

		has its principal place of business in:

INVESTOR PROFILE FORM (CONTINUED)
WIRING INSTRUCTIONS
Please wire cash distributions to the following account:

Name of Bank:
Bank Address:
ABA# or Swift Code:
Account Name:
Account Number:
Additional Wiring Information:

Name of Banking Officer:
Telephone Number:	Fax Number:
WIRING INSTRUCTIONS—INTERMEDIARY BANK (IF APPLICABLE)
Please wire cash distributions to the following account:

Name of Bank:
Bank Address:
ABA# or Swift Code:
Account Name:
Account Number:
Additional Wiring Information:

Name of Banking Officer:
Telephone Number:	Fax Number:

ANNEX A
ACCREDITED INVESTOR REPRESENTATION
The Investor hereby represents and warrants, pursuant to Section 3(e) of the Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Investor, or the authorized representative thereof, has signed his or her name, as of the Initial Closing Date. Capitalized terms used but not defined in this Annex A shall have the respective meanings given to them in the Subscription Agreement.
For Individuals Only
1.A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer; or any other “knowledgeable employee”5 of the issuer of the securities being offered or sold.
_____________________
2.A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent6, at the time of purchase, exceeds $1,000,000. For purposes of calculating net worth (a) do not include your primary residence as an asset and (b) do not include debt secured by your primary residence as a liability, provided, however, you must reduce your net worth by (c) any debt secured by your primary residence that is in excess of the estimated fair market value of your primary residence at the time of purchase and (d) any debt secured by your primary residence that is in excess of the amount of any such debt that was outstanding 60 days prior to the effective date of this Subscription Agreement, other than as a result of the initial acquisition of your primary residence.
_____________________
3.A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.
_____________________
5 A “knowledgeable employee” of a private fund (such as the Partnership) is defined in Rule 3c-5(a)(4) promulgated under the Investment Company Act as any natural person who is (i) an executive officer, director, trustee, general partner advisory board member, or person serving in a similar capacity, of the private fund or an affiliated management person (as defined in Rule 3c-5(a)(1)) of the private fund; or (ii) an employee of the private fund or an affiliated management person of the private fund (other than an employee performing solely clerical, secretarial or administrative functions with regard to such private fund or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of such private fund, other private funds, or investment companies the investment activities of which are managed by such affiliated management person of the private fund, provided that such employee has been performing such functions and duties for or on behalf of the private fund or the affiliated management person of the private fund, or substantially similar functions or duties for or on behalf of another company for at least 12 months. An “affiliated management person”, as defined in Rule 3c-5(a)(1) promulgated under the Investment Company Act, means an affiliated person (as such term is defined in Section 2(a)(3) of the Investment Company Act) that manages the investment activities of a private fund. For the purpose of this item, a knowledgeable employee’s accredited investor status will be attributed to the employee’s spouse with respect to joint investments in the Fund.
6 For purposes hereof, a “spousal equivalent” has the meaning set forth in 17 CFR §275.202(a)(11)(G)-1(d)(9) (i.e., a cohabitant occupying a relationship generally equivalent to that of a spouse).

ANNEX A
4.A natural person who holds a General Securities Representative license (Series 7), a Private Securities Offerings Representative license (Series 82) or a Licensed Investment Adviser Representative license (Series 65).
_____________________
For Entities (and Certain Trusts) Only
5.A bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.
_____________________
6.A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”).
_____________________
7.An insurance company as defined in Section 2(a)(13) of the Securities Act.
_____________________
8.An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.
_____________________
9.A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
_____________________
10.A plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.
_____________________
11.An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self- directed plan, with investment decisions made solely by Persons that are accredited investors.
_____________________

ANNEX A
12.A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
_____________________
13.An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company, not formed for the specific purpose of acquiring Interests, with total assets in excess of $5,000,000.
_____________________
14.A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Interests, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.
_____________________
15.A “family office”7 (i) with at least $5,000,000 in assets under management, (ii) not formed for the specific purpose of making an investment in the securities being offered hereunder, and (iii) whose prospective investment is directed by an individual who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment, or a “family client”8 of a family office that meets the requirements set forth above, whose prospective investment in the securities being offered hereunder is directed by such family office.
_____________________
16.An investment adviser registered under Section 203 of the Advisers Act or under the laws of one or more states, or an exempt reporting adviser under Section 203(l) or Section 203(m) of the Advisers Act.
_____________________
17.A Rural Business Investment Company9.
_____________________
18.An entity with investments10 in excess of $5,000,000 that was not formed for the specific purpose of investing in the securities offered hereunder.
_____________________
7 For the purposes of this item, the definition of a “family office” encompasses a “family office” as defined in the “family office rule” under 17 CFR 275.202(a)(11)(G)-1.
8 For the purposes of this item, the definition of a “family client” encompasses a “family client” as defined in the “family office rule” under 17 CFR 275.202(a)(11)(G)-1.
9 A Rural Business Investment Company, as defined in Section 384A of the consolidated Farm and Rural Development Act, means a company that has been granted final approval by the Secretary of Agriculture under 7 U.S.C. 2009cc-3(e), and has entered into a participation agreement with the Secretary of Agriculture.
10 For the purposes of this item, “investments” has the meaning as defined in Rule 2a51-1(b) under the Investment Company Act.

ANNEX A
19.An entity as to which all the equity owners are accredited investors, or a revocable trust that may be amended or revoked at any time by the grantors, as to which all the grantors are accredited investors.
_____________________
NOTE: If the undersigned qualifies as an “accredited investor” under this Category 19 only, a list of equity owners (or grantors, as applicable) of the undersigned, and the accredited investor category in this Annex A that each such equity owner (or grantor) satisfies, should be listed on the below table as indicated. Please attach additional pages if necessary.

Equity Owners (or Grantors)	Accredited Investor Category Under Annex A That Equity Owner (or Grantor) Satisfies

ANNEX B
Benefit Plan Matters Questionnaire
Capitalized terms used but not defined in this Annex B shall have the respective meanings given to them in the Subscription Agreement.
For Individuals Only
(i)Is the Investor subscribing as a trustee or custodian for an individual retirement account (“IRA”)?
☐ Yes          ☐ No
(ii)Does the Investor, or do any of its affiliates, (a) have discretionary authority or control with respect to the assets of the Partnership or (b) provide investment advice for a fee (direct or indirect) with respect to the assets of the Partnership? (For this purpose, an “affiliate” includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person and “control” with respect to a person other than an individual means the power to exercise a controlling influence over the management or policies of such person.)
☐ Yes          ☐ No
For Entities Only
(iii)Is the Investor, or is the Investor acting (directly or indirectly) on behalf of an ERISA Partner?
☐ Yes          ☐ No
(iv)Is the Investor a pooled investment fund?
☐ Yes          ☐ No

ANNEX B
If yes, the Investor hereby certifies to either 1 or 2 below:
(Please initial one)

____________ Initial
1.Less than 25% of the value of each class of equity interests in the Investor (excluding from this computation interests held by (a) any individual or entity (other than an ERISA Partner) having discretionary authority or control over the assets of the Investor, (b) any individual or entity who provides investment advice for a fee (direct or indirect) with respect to the assets of the Investor and (c) any affiliate of such individuals or entities) is held by ERISA Partners.

____________ Initial
2.Twenty-five percent or more of the value of any class of equity interests in the Investor (excluding from this computation interests held by (i) any individual or entity (other than an ERISA Partner) having discretionary authority or control over the assets of the Investor, (ii) any individual or entity who provides investment advice for a fee (direct or indirect) with respect to the assets of the Investor and (iii) any affiliate of such individuals or entities) is held by ERISA Partners;

and
____% of the equity interest in the Investor is held by ERISA Partners.
(v)Is the Investor, or is the Investor acting (directly or indirectly) on behalf of, (y) an insurance company using general account assets which may be deemed to be the assets of any of the foregoing types of plans, accounts or arrangements, pursuant to John Hancock Mutual Life Insurance Company v. Harris Trust & Savings Bank, 510 U.S. 86 (1993), or otherwise or (z) an entity which is deemed to hold the assets of any ERISA Partner or other plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code pursuant to Section 3(42) of ERISA and 29 C.F.R. § 2510.3-101, or otherwise (each a “Plan Asset Vehicle”)?
☐ Yes          ☐ No
If the answer to the question above is “Yes”, what percentage of the Plan Asset Vehicle includes or constitutes “plan assets” (the “Plan Asset Percentage”)?
_____________________
The Investor agrees to notify the General Partner promptly in writing if there is any change in the percentage of the Investor's assets set forth in (iv) or (v) above that are treated as "plan assets" for the purpose of ERISA and any regulations promulgated thereunder.

ANNEX B
(vi)If questions (iii), (iv), and (v) above were answered “No”, please indicate whether or not the Investor is subject to any provisions of any federal, state, local, non-U.S. or other laws or regulations that are similar to those provisions contained in Title I of ERISA or Section 4975 of the Code. Otherwise, please skip this question.
☐ Yes          ☐ No
(vii)Is the Investor subscribing as a trustee or custodian for an individual retirement account (“IRA”)?
☐ Yes          ☐ No
If yes, is the Investor a qualified IRA custodian or trustee?
☐ Yes          ☐ No
(viii)List below (and on a supplemental sheet if required) the name of each employer whose employees participate in each ERISA-subject plan that is, directly or indirectly, making an investment in the Partnership and each “affiliate” (as defined in Section 407(d)(7) of ERISA) of such an employer. Indicate next to each name the maximum dollar amount which the Partnership is permitted to invest in any class of publicly traded securities issued by such employer or affiliate.

$
$
(ix)Please indicate whether or not the Investor is a Limited Partner that (a) is a governmental plan or a church plan within the meaning of Sections 3(32) and 3(33), respectively, of ERISA.
☐ Yes          ☐ No
(x)Does the Investor, or do any of its affiliates, (a) have discretionary authority or control with respect to the assets of the Partnership or (b) provide investment advice for a fee (direct or indirect) with respect to the assets of the Partnership? (For this purpose, an “affiliate” includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person and “control” with respect to a person other than an individual means the power to exercise a controlling influence over the management or policies of such person.)
☐ Yes          ☐ No
The Investor agrees to notify the Partnership of any change with respect to the foregoing information and to provide such further information as the Partnership may reasonably require.

ANNEX C
Qualified Purchaser Questionnaire
Capitalized terms used but not defined in this Annex C shall have the respective meanings given to them in the Subscription Agreement. All references in this Annex C to “Rules” are to rules promulgated under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
For Individuals Only
1.Answer this question only if you are an individual: Do you own11 investments12 of the types listed below worth13 in the aggregate $5 million or more?
☐          Yes
☐          No
•securities of public companies;14
•securities of registered investment companies such as mutual funds (including money market funds) and publicly-traded closed-end funds;
•securities of private investment companies that are exempt from the Investment Company Act under Section 3(c)(1) or 3(c)(7) thereof;15
•cash and cash-equivalents16 held for investment purposes;
•real estate held for investment purposes;17
11 A natural person (i.e., an individual) may include in the amount of such person’s investments any investment held jointly with that person’s spouse, or investments in which the person’s spouse shares a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, one may include in the amount of each spouse’s investments any investments owned by the other spouse (whether or not the investments are held jointly). One must deduct from the amount of any such investments any amounts of outstanding indebtedness incurred by either spouse to acquire such investments. (See Rule 2a51-1(g)(2)).
12 A natural person also may include in the amount of such person’s investments any investments held in an account the investments of which are directed by and held for the benefit of such person. (See Rule 2a51-l(g)(4)).
13 For purposes of this Questionnaire, value investments based upon either their fair market value on the most recent practicable date or their cost. In valuing an investment, exclude the principal amount of any outstanding debt, including margin loans, incurred to acquire, or for the purpose of acquiring, the investment. (See Rule 2a51-1(d)).
14 A “public company” is any company that (i) files reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or (ii) has a class of securities that are listed on a “designated offshore securities market” as such term is defined by Regulation S under the Securities Act of 1933, as amended. For example, a company whose equity securities are listed on a national securities exchange or traded on the Nasdaq Stock Market would be a “public company”. (See Rule 2a51-1 (a)(7)).
15 You may also include interests in companies that are (i) exempt from the Investment Company Act by Section 3(c)(2), (3), (4), (5), (6), (8), or (9) of the Investment Company Act, (ii) exempt from the Investment Company Act by Rule 3a-6 or 3a-7, or (iii) commodity pools. (See Rules 2a51-1(b) and 2a51-l(a)(3)).
16 Cash-equivalents include bank deposits, certificates of deposit, bankers acceptances, similar bank instruments held for investment purposes and the net cash surrender value of an insurance policy.
17 Real estate held for investment purposes excludes real estate used by you or your “related persons” (a spouse or former spouse, sibling, direct lineal descendant or ancestor by birth or adoption or a spouse of such descendant or ancestor): (i) for personal purposes, (ii) as a place of business, or (iii) in connection with the conduct of a trade or business (unless the purchaser is engaged primarily in the business of investing, trading or developing real estate and the real estate in question is part of such business). Residential real estate may be considered “held for investment” if deductions on the property are not disallowed by Section 280A of the Internal Revenue Code of 1986, as amended. (See Rule 2a51-1(c)(1)).

ANNEX C
•securities of non-public companies that have shareholders’ equity18 of at least $50 million;
•securities of other non-public companies that are not controlled by, under common control with, or controlling you;19
•commodity futures contracts, options on such contracts and options on physical commodities traded on or subject to the rules of (i) a contract market designated under the Commodity Exchange Act and the rules thereunder or (ii) a non-U.S. board of trade or exchange as contemplated in the rules thereunder (collectively, “Commodity Interests”);20
•physical commodities as to which a Commodity Interest is traded on a market described above, including certain precious metals;21
•swaps and other financial contracts;22 or
•if you are a private investment company described above or a commodity pool, amounts payable to you pursuant to a binding capital commitment.
Note: If you are an individual and answered this question, you need not answer any other questions in this Questionnaire.
The undersigned Investor hereby represents and warrants, pursuant to Section 3(n) of the Subscription Agreement, that this Annex C has been fully completed by the Investor, and that the information set forth in this Annex C is correct.

[Write or Type Name of Investor]

Signature:
18 Shareholders’ equity” should be the amount reflected as such on the relevant company’s most recent financial statements prepared in accordance with generally accepted accounting principles (which cannot be more than 16 months old). (See Rule 2a51-l(b)(1)(iii)).
19 For purposes of this question, you are deemed to “control” a company if either (i) you are an officer or director of the company and you own directly or indirectly any voting securities of the company, or (ii) you own directly or indirectly more than 25% of the voting securities of the company. (See Investment Company Act Section 2(a)(9)).
20 Commodity Interests should be valued at their initial margin or option premium. (See Rules 2a51-1(a)(1) and 2a51-1(d)(1)).
21 See Rules 2a51-1(b)(4) and 2a51-1(a)(5).
22 A “financial contract” is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act as any arrangement that (i) takes the form of an individually negotiated contract, agreement or option to buy, sell, lend, swap or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets, (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing, and (iii) is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counter party to such arrangement.

ANNEX C
For Entities Only
2.Answer this question only if (a) you are an entity, such as a corporation, limited liability company, partnership or trust, (b) but you are not a Family Company23 and (c) you were not formed for the specific purpose of investing in the Partnership: Do you own investments of the types described in Question 1 above worth in the aggregate $25 million or more?
☐          Yes
☐          No
3.Answer this question only if (a) you are a Family Company and (b) you were not formed for the specific purpose of investing in the Partnership: Do you own investments of the types described in Question 1 above worth in the aggregate $5 million or more?
☐          Yes
☐          No
4.Answer this question only if you are an entity that was formed for the specific purpose of acquiring an interest in the Partnership: Is it true that each of your beneficial owners24 (a) was not formed for the specific purpose of investing in you and (b) (i) owns investments of the types listed in Question 1 above worth in the aggregate $25 million or more, (ii) is a Family Company that owns, or an individual that owns, investments of the types listed in Question 1 above worth in the aggregate $5 million or more, or (iii) is a trust to which each settlor or other Person who contributed assets satisfies either of the foregoing items (i) and (ii)?
☐          Yes
☐          No
5.Answer this question only if you are an entity that answered no to Question 2 or 3 above: Is it true that each of your beneficial owners (a) was not formed for the specific purpose of investing in you and (b) (i) owns investments of the types listed in Question 1 above worth in the aggregate $25 million or more, (ii) is a Family Company that owns, or an individual that owns, investments of the types listed in Question 1 above worth in the aggregate $5 million or more, or (iii) is a trust to which each settlor or other Person who contributed assets satisfies either of the foregoing items (i) and (ii)?
☐          Yes
☐          No
23 A “Family Company” is an entity that owns at least $5 million in investments and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouses (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established by or for the benefit of such persons. (See Investment Company Act Section 2(a)(51)(A)(ii).) One must deduct from the value of such Family Company’s investments the amount of any outstanding indebtedness incurred by an owner of such Family Company to acquire such investments.
24 In the case of a trust, all beneficiaries, including contingent beneficiaries, are considered to be “beneficial owners”.

ANNEX C
6.Answer this question only if you answered “no” to Question 2 or 3 above and you are a trust that was not formed for the specific purpose of investing in the Partnership: Is it true that each of your trustees (or other Persons authorized to make decisions with respect to the trust) and each of your grantors (or other Persons who have contributed assets to the trust) (a) was not formed for the specific purpose of investing in you and (b) either (i) owns investments of the types listed in Question 1 above worth in the aggregate $25 million or more or (ii) is a Family Company that owns, or an individual that owns, investments of the type listed in Question 1 above worth in the aggregate $5 million or more?25
☐          Yes
☐          No
7.Answer this question only if you are a private investment company or a non-U.S. investment company and you (i) are not required to register as an “investment company” under the Investment Company Act pursuant to Section 3(c)(l) or 3(c) (7) thereof and (ii) had any investors on or before April 30, 1996: Have you received the consent required under Section 2(a)(51)(C) of the Investment Company Act from all of your beneficial owners to be a “qualified purchaser” under the Investment Company Act?
☐          Yes
☐          No
The undersigned Investor hereby represents and warrants, pursuant to Section 3(n) of the Subscription Agreement, that this Annex C has been fully completed by the Investor, and that the information set forth in this Annex C is correct.

[Write or Type Name of Investor]

By:
Name:
Title:
25 See Investment Company Act Section 2(A)(51)(A)(iii).

ANNEX D
BAD ACTOR RULE QUESTIONNAIRE
For purposes of this Annex D, the term “Investor” includes any person who for the purposes of Rule 506(d) and Rule 506(e) under the Securities Act beneficially owns or will beneficially own the Investor’s Interest. Capitalized terms used but not defined herein have the meanings given to them in the Subscription Agreement and the annexes thereto.
For All Investors
Please check all boxes that apply:
(A)Convictions. The Investor has not been convicted, within the last ten years, of any felony or misdemeanor:
(1)In connection with the purchase or sale of any security;
(2)Involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or
(3)Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

True ...................	False ...................
(B)Court Orders, Judgments or Decrees. The Investor is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, that restrains or enjoins it from engaging or continuing to engage in any conduct or practice:
(1)In connection with the purchase or sale of any security;
(2)Involving the making of any false filing with the SEC; or
(3)Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

True ...................	False ...................
(C)Agency Final Orders. The Investor is not subject to a final order of a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions); a U.S. state authority that supervises or examines banks, savings associations, or credit unions; a U.S. state insurance commission (or an agency or officer of a U.S. state performing like functions); an appropriate U.S. federal banking agency; the U.S. Commodity Futures Trading Commission; or the U.S. National Credit Union Administration that:
(1)Bars it from: (i) association with an entity regulated by such commission, authority, agency, or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities; or

ANNEX D
(2)Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct entered within the last ten years.

True ...................	False ...................
Definition of the term “final order.” For the purposes of this Annex D, the term “final order” means a written directive or declaratory statement issued by a federal or state agency described in this clause (C) under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.
(D)SEC Orders. The Investor is not subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Exchange Act or section 203(e) or (f) of the Investment Advisers Act that:
(1)Suspends or revokes its registration as a broker, dealer, municipal securities dealer or investment adviser;
(2)Places limitations on its activities, functions or operations; or
(3)Bars it from being associated with any entity or from participating in the offering of any penny stock.

True ...................	False ...................
(E)SEC Cease and Desist Orders. The Investor is not subject to any order of the SEC entered within the last five years that orders it to cease and desist from committing or causing a violation or future violation of:
(1)Any scienter-based anti-fraud provision of the U.S. federal securities laws, including without limitation section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 under the Exchange Act, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or
(2)Section 5 of the Securities Act.

True ...................	False ...................
(F)Securities Association or Securities Exchange Suspension or Expulsion. The Investor is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

True ...................	False ...................

ANNEX D
(G)Refusal Order, Stop Order or Suspension of Regulation A Exemption. The Investor has not filed (as a registrant or issuer), and it is not and was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, and it is not the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

True ...................	False ...................
(H)U.S. Postal Service False Representation Order. The Investor is not subject to a United States Postal Service false representation order entered within the last five years, and it is not subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

True ...................	False ...................
(I)To the best of its knowledge, the Investor is not currently the subject of any threatened or pending investigation, proceeding, action or other event that, if adversely determined, would give rise to any of the events described in paragraphs (A)-(H) above.

True ...................	False ...................
If you answered “False” to any of the preceding questions, please contact the General Partner to discuss the relevant facts and discuss whether a supplemental submission will be required.

ANNEX E
STATUS AS MUNICIPAL ENTITY OR OBLIGATED PERSON
Capitalized terms used but not defined herein have the meanings given to them in the Subscription Agreement and the annexes thereto.
For All Investors
1Is the Investor a Municipal Entity? A Municipal Entity is a State (as defined below), political subdivision of a State, or municipal corporate instrumentality of a State, including (a) any agency, authority, or instrumentality of the State, political subdivision, or municipal corporate instrumentality; (b) any plan, program, or pool of assets sponsored or established by the State, political subdivision, or municipal corporate instrumentality or any agency, authority, or instrumentality thereof; or (c) any other issuer of municipal securities.

Yes ...................	No ...................
2Is the Investor an Obligated Person? An Obligated Person is a person, including an issuer of municipal securities, who is either generally or through an enterprise, fund, or account of such person, committed by contract or other arrangement to support the payment of all or part of the obligations on the municipal securities to be sold in an offering of municipal securities, but excluding (a) a person that would be an obligated person solely because it provides municipal bond insurance, letters of credit or other liquidity facilities, (b) a person whose financial information or operating data is not material to a municipal securities offering, without reference to any municipal bond insurance, letter of credit, liquidity facility or other credit enhancement, and (c) the federal government.

Yes ...................	No ...................
3Please tick with an “X” either Box (a) or Box (b), as appropriate none of the assets of the Investor to be invested in the Partnership are or at any time will be, either Proceeds of Municipal Securities or Municipal Escrow Investments, as those terms are defined below; or

the assets of the Investor to be invested in the Partnership are or may be, either Proceeds of Municipal Escrow Investment, as those terms are defined below.

4If the Investor is a fund, is the Investor managed or advised by a registered municipal advisor:

Yes ...................	No ...................	Not Applicable ...................
5If the Investor is a fund, does the Investor specifically market to Municipal Entities for the investment of Proceeds of Municipal Securities:

Yes ...................	No ...................	Not Applicable ...................
“Proceeds of Municipal Securities” means monies derived by a Municipal Entity from the sale of municipal securities, investment income derived from the investment or reinvestment of such monies, or monies of a Municipal Entity or Obligated Person held in funds under legal documents for the
E - 1

ANNEX E
municipal securities that are reasonably expected to be used as security or a source of payment for the payment of the debt service on the municipal securities, including reserves, sinking funds, and pledged funds created for such purpose, and the investment income derived from the investment or reinvestment of monies in such funds, but does not include monies that have been spent to carry out the authorized purposes of municipal securities. Proceeds of Municipal Securities deposited in a retirement fund or account are deemed to have been spent to carry out the authorized purposes of the municipal securities unless they are accounted for separately from other monies in the fund or account and remain under the control of the municipal entity that deposited the proceeds into the retirement fund or account. Monies derived from a municipal security issued by an education trust established by a State under Section 529(b) of the U.S. Internal Revenue Code are not Proceeds of Municipal Securities.
“Municipal Escrow Investments” means Proceeds of Municipal Securities or any other funds of a Municipal Entity that are deposited in an escrow account to pay the principal of, premium, if any, and interest on one or more issues of municipal securities.
“State” means any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States.
E - 2

ANNEX F
NOTICE OF IDENTIFICATION VERIFICATION
ANTI-MONEY LAUNDERING POLICY
Capitalized terms used but not defined in this Annex F shall have the respective meanings given to them in the Subscription Agreement.
In connection with your participation in the Partnership, we will verify your identification against applicable government lists to the extent necessary for the Partnership to fulfill its anti- money laundering responsibilities. Any information provided will remain confidential, except in circumstances where we are required by the laws of the United States, or other applicable jurisdiction, to disclose it to appropriate governmental bodies.
By your signature below, you hereby consent to our verification of your identification against applicable governmental lists in accordance with our anti-money laundering responsibilities and agree to provide the additional identification information requested below.

Investor’s Signature:
Investor’s Name and Title:
Entity Name (if applicable):
Address:

City/State/Country
Date:
Identification Documentation
Copies of documents verifying the identity of an Investor must be provided with this document.
•For Individuals: driver’s license, passport, or another form of government issued picture identification.
•For Corporate Entities: copy of articles of incorporation or government issued business license and a certificate of existence/good standing.
•For Non-Corporate Entities: copy of the partnership agreement, trust agreement, or other evidence of continued existence.
F - 1

ANNEX G
SPECIAL REPRESENTATION AND WARRANTY
For Entities Only
NOTE: This special representation and warranty should only be completed if the Investor cannot make the representations set forth in Section 3(n)(iii) of this Subscription Agreement.
By your signature on this page you represent, warrant and covenant as of the date hereof, as of the Closing and for so long as you hold all or any part of your Interest and have not informed the General Partner in writing of any change pursuant to the following sentence, that the total number of your beneficial owners listed below your signature below is correct. You agree to promptly notify the General Partner in writing should your total number of beneficial owners change, which such notification shall include an updated representation and warranty confirming the total number of your beneficial owners as of the date thereof and for so long as you hold all or any part of your Interest and have not informed the General Partner in writing of any further change pursuant to this sentence.

THE INVESTOR

Date of Execution: _______________

[Please Print or Type Name of the Investor]

By:
Name:
Title:

Your Total Number of Beneficial Owners:

G - 1

EXHIBIT A
Exhibit A
Blank Partnership Agreement Signature Page
[See attached]